Exhibit 21.1

Hilton Grand Vacations Inc.
List of Subsidiaries
Entity Name	Jurisdiction of Formation
0827965 B.C. LTD	Canada
1063189 B.C. LTD	Canada
1776 Holding, LLC	DE
2400 Prince Edward, LLC	DE
48th Street Holding LLC	DE
AB Blue Acquisition, LLC	DE
AHC Professionals US Majority, LLC	NV
AHC Professionals US Minority, LLC	NV
AHC Professionals, SC	Mexico
AKGI St. Maarten N.V.	DE
Amber Group, Inc.	FL
Amber Vacation Realty of Tennessee, Inc.	TN
Amber Vacation Realty, Inc.	FL
Ameristate Title NV, LLC	NV
Ameristate Title, LLC	FL
BBCV Receivables-Q 2010 LLC	DE
BRE ACE LLC	DE
BRE Grand Islander Depositor LLC	DE
BRE Grand Islander Finance Company LLC	DE
BRE Grand Islander LLC	DE
BRE Grand Islander Parent LLC	DE
BRE Grand Islander Timeshare Issuer 2017-A LLC	DE
BRE Grand Islander Timeshare Issuer 2019-A LLC	DE
BRFC 2016-A LLC	DE
BRFC 2017-A LLC	DE
BRFC III Deed Corporation	DE
BRFC-Q 2010 LLC	DE
BRM Bahamas Limited	Bahamas
BXG Construction, LLC	DE
Bluegreen Asset Management Corporation	DE
Bluegreen Beverage, LLC	DE
Bluegreen Communities of Texas, L.P.	DE
Bluegreen Corporation of Tennessee	DE
Bluegreen Golf Clubs, Inc.	DE
Bluegreen HoldCo, LLC	NV
Bluegreen Holding Corporation (Texas)	DE
Bluegreen Louisiana, LLC	DE
Bluegreen Management Resources, LLC	DE
Bluegreen Nevada, LLC	DE
Bluegreen New Jersey, LLC	DE
Bluegreen Properties N.V.	Aruba
Bluegreen Properties of Virginia, Inc.	DE
Bluegreen Purchasing & Design, Inc.	FL
Bluegreen Receivables Finance Corporation III	DE
Bluegreen Resorts International, Inc.	DE
Bluegreen Resorts Management, Inc.	DE
Bluegreen Servicing LLC	DE
Bluegreen Southwest Land, Inc.	DE
Bluegreen Southwest One, L.P.	DE
Bluegreen Specialty Finance, LLC	DE

Exhibit 21.1

Entity Name	Jurisdiction of Formation
Bluegreen Timeshare Finance Corporation I	DE
Bluegreen Vacations Corporation	FL
Bluegreen Vacations Holding Corporation	FL
Bluegreen Vacations Unlimited, Inc.	FL
Bluegreen/Big Cedar Vacations, LLC	DE
Brfc 2018-A LLC	DE
Brfc 2020-A LLC	DE
Brfc 2022-A LLC	DE
Brfc 2023-A LLC	DE
Bridgespire Financial Services, Inc.	NV
CDD International Holdings Limited	Hong Kong
CQRC New York Development, LLC	DE
Carolina Oak Homes, LLC	SC
Chestnut Farms LLC	NV
Citrus Insurance Company, Inc.	NV
Collie Inversion Inmobiliario Santa Cruz SL	Spain
Core Communities of South Carolina, LLC	SC
Crescent One, LLC	FL
Cumberland Gate, LLC	DE
Customer Journey, LLC	DE
DPM Acquisition Mexico S. de RL de CV	Mexico
DPM Acquisition, LLC	DE
DPM Holdings, LLC	DE
DPM Loanco, LLC	DE
DPM RP Subsidiary, LLC	DE
DR Modern Spa, LLC	HI
DRI Quorum 2010 LLC	DE
DRT Development, LLC	DE
DRT Management, LLC	DE
DRT Mexico, LLC	DE
DRT Parent, LLC	DE
DestinationXchange, LLC	DE
Diamond Asia Development, Inc.	DE
Diamond Resorts (Europe) Limited	United Kingdom
Diamond Resorts (Europe) Limited - France branch	France
Diamond Resorts (Europe) Limited - Greece branch	Greece
Diamond Resorts (Europe) Limited Branch Bulgaria	Bulgaria
Diamond Resorts (Europe) Limited, Sede Secondaria Italiana	Italy
Diamond Resorts (Europe) Ltd (Sucursal En Espana)	Spain
Diamond Resorts (Europe) Ltd - Malta branch	Malta
Diamond Resorts (Europe) Ltd - Norway branch	Norway
Diamond Resorts (Europe) Ltd., Sucursal em Portugal	Portugal
Diamond Resorts (Europe) ltd - Ireland branch	Ireland
Diamond Resorts (Europe), Ltd. - Austria branch	Austria
Diamond Resorts (Group Holdings) Limited	United Kingdom
Diamond Resorts (Holdings) Ltd	United Kingdom
Diamond Resorts (Holdings) Ltd.(duplicate)
Diamond Resorts AB Acquisition Company Limited	United Kingdom
Diamond Resorts Beach Quarters Development, LLC	DE
Diamond Resorts Beachwoods Development, LLC	DE
Diamond Resorts Boardwalk Development, LLC	DE
Diamond Resorts Broome Park Golf Ltd	United Kingdom

Exhibit 21.1

Entity Name	Jurisdiction of Formation
Diamond Resorts CI Management, S de RL de CV	Mexico
Diamond Resorts CS Borrower, LLC	DE
Diamond Resorts California Collection Development, LLC	DE
Diamond Resorts Canada Receivables, LLC	DE
Diamond Resorts Canada, LTD.	Canada
Diamond Resorts Centralized Services Company	DE
Diamond Resorts Citrus Share Holding, LLC	DE
Diamond Resorts Coconut Beach Development, LLC	NV
Diamond Resorts Coral Sands Development, LLC	DE
Diamond Resorts Corporation	MD
Diamond Resorts Cypress Pointe I Development, LLC	DE
Diamond Resorts Cypress Pointe II Development, LLC	DE
Diamond Resorts Cypress Pointe III Development, LLC	DE
Diamond Resorts DB Borrower, LLC	DE
Diamond Resorts DPM Development, LLC	NV
Diamond Resorts Daytona Development, LLC	DE
Diamond Resorts Depositor 2008 LLC	DE
Diamond Resorts Desert Isle Development, LLC	NV
Diamond Resorts Deutschland Betriebsgesellschaft mbH	Germany
Diamond Resorts Deutschland Holding GmbH	Germany
Diamond Resorts Deutschland Vertriebsgesellschaft mbH	Germany
Diamond Resorts Epic Mortgage Holdings, LLC	DE
Diamond Resorts Excursions SL	Spain
Diamond Resorts F&B, S de RL de CV	Mexico
Diamond Resorts Fall Creek Development, LLC	DE
Diamond Resorts Financial Services Limited	United Kingdom
Diamond Resorts Flamingo Development, NV	Netherlands
Diamond Resorts Franz Klammer Development, LLC	DE
Diamond Resorts GK Development, LLC	DE
Diamond Resorts Grand Beach I Development, LLC	DE
Diamond Resorts Grand Beach II Development, LLC	DE
Diamond Resorts Greensprings Development, LLC	DE
Diamond Resorts HK, LLC	NV
Diamond Resorts Hilton Head Development, LLC	DE
Diamond Resorts Holdings, LLC	NV
Diamond Resorts IW Holding Company	DE
Diamond Resorts IW Mexico, S de RL de CV	Mexico
Diamond Resorts IW Resort Ownership U.S. Corporation	DE
Diamond Resorts IW Trading Company	DE
Diamond Resorts IW Ventures, Inc.	DE
Diamond Resorts International Marketing Mexico, LLC	NV
Diamond Resorts International Marketing, Inc.	CA
Diamond Resorts International, LLC	NV
Diamond Resorts Inventory Holding, LLC	DE
Diamond Resorts Issuer 2008 LLC	DE
Diamond Resorts Italia Srl	Italy
Diamond Resorts Kahana Development, LLC	DE
Diamond Resorts Kona Development, LLC	DE
Diamond Resorts Kona II Development, LLC	DE
Diamond Resorts Las Vegas Development, LLC	DE
Diamond Resorts MGV Development LLC	NV

Exhibit 21.1

Entity Name	Jurisdiction of Formation
Diamond Resorts Management & Exchange Holding Company	DE
Diamond Resorts Management, Inc.	AZ
Diamond Resorts Mediterranean Holdings Limited	Cyprus
Diamond Resorts Mediterranean Management Limited	Cyprus
Diamond Resorts Mediterranean PLC	Cyprus
Diamond Resorts Mortgage Holdings, LLC	DE
Diamond Resorts Myrtle Beach Development, LLC	DE
Diamond Resorts Mystic Dunes Development, LLC	NV
Diamond Resorts Natixis Borrower, LLC	DE
Diamond Resorts Ocean Beach Club Development, LLC	DE
Diamond Resorts Oceanaire Development, LLC	DE
Diamond Resorts Owner Trust 2011-1	DE
Diamond Resorts Owner Trust 2013-1	DE
Diamond Resorts Owner Trust 2014-1	DE
Diamond Resorts Owner Trust 2015-1	DE
Diamond Resorts Owner Trust 2015-2	DE
Diamond Resorts Owner Trust 2016-1	DE
Diamond Resorts Owner Trust 2017-1	DE
Diamond Resorts Owner Trust 2018-1	DE
Diamond Resorts Owner Trust 2019-1	DE
Diamond Resorts Owner Trust 2021-1	DE
Diamond Resorts Palm Development, NV	Netherlands
Diamond Resorts Palm Springs Development, LLC	DE
Diamond Resorts Poco Diablo Development, LLC	DE
Diamond Resorts Poipu Development, LLC	DE
Diamond Resorts Polo Development, LLC	NV
Diamond Resorts Port Royal Development, LLC	DE
Diamond Resorts Portugal Clube de Ferias Lda	Portugal
Diamond Resorts Powhatan Development, LLC	DE
Diamond Resorts Rancho Manana Development, LLC	DE
Diamond Resorts Residual Assets Development, LLC	DE
Diamond Resorts Residual Assets Finance, LLC	DE
Diamond Resorts Residual Assets M&E, LLC	DE
Diamond Resorts Ridge On Sedona Development, LLC	DE
Diamond Resorts Ridge Pointe Development, LLC	DE
Diamond Resorts River Club Development, LLC	DE
Diamond Resorts River Club Members, LLC	DE
Diamond Resorts Sales Italy SRL	Italy
Diamond Resorts San Luis Bay Development, LLC	DE
Diamond Resorts Santa Fe Development, LLC	DE
Diamond Resorts Sapphire Valley Development LLC	NV
Diamond Resorts Scottsdale Development, LLC	DE
Diamond Resorts Sedona Springs Development, LLC	DE
Diamond Resorts Sedona Summit Development, LLC	DE
Diamond Resorts Seller 2009-1 LLC	DE
Diamond Resorts Seller 2011-1, LLC	DE
Diamond Resorts Seller 2013-1, LLC	DE
Diamond Resorts Seller 2013-2, LLC	DE
Diamond Resorts Seller 2014-1, LLC	DE
Diamond Resorts Seller 2015-1, LLC	DE
Diamond Resorts Seller 2015-2, LLC	DE
Diamond Resorts Seller 2016-1, LLC	DE

Exhibit 21.1

Entity Name	Jurisdiction of Formation
Diamond Resorts Seller 2017-1, LLC	DE
Diamond Resorts Seller 2018-1, LLC	DE
Diamond Resorts Seller 2019-1, LLC	DE
Diamond Resorts Seller 2021-1, LLC	DE
Diamond Resorts St. Croix Development, LLC	DE
Diamond Resorts St. Louis Development, LLC	DE
Diamond Resorts Steamboat Development, LLC	DE
Diamond Resorts Tahoe Beach & Ski Development, LLC	DE
Diamond Resorts Tahoe Seasons Development, LLC	NV
Diamond Resorts Tempus Owner Trust 2013	DE
Diamond Resorts Tempus Seller 2013, LLC	DE
Diamond Resorts Teton Club Development, LLC	NV
Diamond Resorts Turtle Cay Development, LLC	DE
Diamond Resorts U.S. Collection-Hawaii Development, LLC	DE
Diamond Resorts Villa Mirage Development, LLC	DE
Diamond Resorts Villas of Sedona Development, LLC	DE
Diamond Resorts Voyages SARL	France
Diamond Resorts WF Borrower, LLC	DE
Diamond Resorts Waikiki Development, LLC	DE
Diamond Resorts West Maui Development, LLC	DE
Diamond Resorts, LLC	NV
Diamond Resorts/CO Borrower 2016, LLC	DE
Diamond Resorts/CO Seller 2016, LLC	DE
Encore Rewards, Inc.	DE
Extraordinary Escapes Corporation	DE
FLRX, Inc.	WA
Floriana Holdings Ltd	Gibraltar
Florida Diamond Resorts Management, LLC	FL
Foster Shores, LLC	MO
Four C’s Hospitality, LLC	NV
Galaxy Exchange Company	FL
George Acquisition Subsidiary, Inc.	NV
Ginger Creek, LLC	DE
Grand Escapes, LLC	DE
Grand Vacations Finance Holding Company	DE
Grand Vacations Real Estate School, LLC	DE
Grand Vacations Realty, LLC	DE
Grand Vacations Resort Services, Inc.	NV
Grand Vacations Services LLC	DE
Grand Vacations Title, LLC	DE
Great Vacation Destinations, Inc.	FL
HGV Depositor LLC	DE
HGV SHI, S. de R.L. de C.V.	Mexico
HGV TOC, LLC	DE
HGV/Big Cedar Vacations, LLC	DE
HK F&B Services, LLC	DE
HRC Islander LLC	DE
HVC Developer and Sales Holding Company	DE
HVC INTERNATIONAL CLUB, INC.	FL
Hawaii Collection Development, LLC	DE
Heat Merger Sub, Inc.	FL
Hilton Grand Vacations Barbados Limited	United Kingdom

Exhibit 21.1

Entity Name	Jurisdiction of Formation
Hilton Grand Vacations Barbados Ltd. (Branch)	United Kingdom
Hilton Grand Vacations Borrower Escrow, Inc.	DE
Hilton Grand Vacations Borrower Escrow, LLC	DE
Hilton Grand Vacations Borrower Inc.	DE
Hilton Grand Vacations Borrower LLC	DE
Hilton Grand Vacations Club, LLC	DE
Hilton Grand Vacations Company, LLC	DE
Hilton Grand Vacations Financing, LLC	DE
Hilton Grand Vacations Florida, LLC	FL
Hilton Grand Vacations H Mexico, S. de R.L. de C.V.	Mexico
Hilton Grand Vacations Italy Srl	Italy
Hilton Grand Vacations Japan Management, LLC	Japan
Hilton Grand Vacations Japan, LLC	Japan
Hilton Grand Vacations Management – Flamingo Beach N.V.	Netherlands
Hilton Grand Vacations Management – Royal Palm N.V.	Netherlands
Hilton Grand Vacations Management, LLC	NV
Hilton Grand Vacations Mexico S.De R.L. De C.V.	Mexico
Hilton Grand Vacations Parent LLC	DE
Hilton Grand Vacations Singapore Pte Ltd.	Singapore
Hilton Grand Vacations Trust 2017 - A	DE
Hilton Grand Vacations Trust 2018 - A	DE
Hilton Grand Vacations Trust 2019 - A	DE
Hilton Grand Vacations Trust 2020 - A	DE
Hilton Grand Vacations Trust 2022-1D	DE
Hilton Grand Vacations Trust 2022-2	DE
Hilton Grand Vacations Trust 2023-1	DE
Hilton Grand Vacations Trust 2024-1B	DE
Hilton Grand Vacations Trust 2024-2	DE
Hilton Grand Vacations Trust 2024-3	DE
Hilton Grand Vacations Trust 2025-1	DE
Hilton Grand Vacations Trust I LLC	DE
Hilton Grand Vacations UK Holding Limited	United Kingdom
Hilton Grand Vacations UK Limited	United Kingdom
Hilton Kingsland 1, LLC	DE
Hilton Resorts Corporation	DE
Hilton Resorts Marketing Corp.	DE
Hilton Resorts Marketing Korea, LLC	Korea, Republic Of
Hilton Travel, LLC	DE
Hospitality Management and Consulting Service, L.L.C.	NV
IGR Mougins SARL	France
ILX Acquisition, Inc.	DE
ILX Acquisition, LLC	DE
ILX Resorts Acquisition S. De RL de CV	Mexico
IOI Funding I, LLC	FL
IOI Funding II, LLC	FL
International Timeshares Marketing, LLC	DE
Island One Development, LLC	NV
Island One Resorts Management Corporation	FL
Island One, Inc.	FL
Jordan Lake Preserve Corporation	NC
Kupono Partners LLC	HI
LS International Resort Management Limited	United Kingdom

Exhibit 21.1

Entity Name	Jurisdiction of Formation
Labrador Inversiones Inmobiliarias Costa Del Sol SL	Spain
Lake Tahoe Resort Partners, LLC	CA
Leisure Capital Corporation	VT
MMG Development Corp.	FL
Managed Assets Corporation	DE
Mazatlan Development Inc.	WA
Mercadotechnia de Hospedaje, SA de CV	Mexico
Mystic Dunes Myrtle Beach, LLC	DE
Mystic Dunes Receivables, LLC	DE
Mystic Dunes, LLC	DE
Navigo Vacation Club, Inc.	FL
Nevada HK F&B Services, LLC	NV
New England Advertising Corporation	VT
Operating DPM S de RL de CV	Mexico
Pinnacle Collection Development, LLC	DE
Pinnacle Vacations, Inc.	DE
Poinciana Vacation Resorts, Inc.	FL
Poipu Resort Partners, L.P.	HI
Potter's Mill, Inc.	Bahamas
Prizzma LLC	DE
Resort Management International, Inc., A California Corporation	CA
Resort Title Agency Of Louisiana, LLC	LA
Resort Title Agency, Inc.	FL
Resort Ventures, L.P.	CA
Resorts Development International, Inc.	NV
SC Holdco, LLC	DE
SCA Club Royal Regency	France
SCA Royal Regency	France
SCA Royal Regency Gestion	France
SPC Finco 1, LLC	DE
SPC Finco, LLC	DE
Sales DPM S de RL de CV	Mexico
Secure Firstcon, Inc.	DE
Secure Middlecon, Inc.	DE
Select Connections, LLC	DE
Share Happiness Captive Insurance Company, LLC	TN
Sunrise Park City, LLC	DE
Sunrise Ridge Resort Inc.	TN
Sunterra Cabo Development, S de RL de CV	Mexico
Sunterra Cabo Management Company, S de RL de CV	Mexico
Sunterra Depositor 2007 LLC	DE
Sunterra Issuer 2007 LLC	DE
Sunterra Mexico Group Holdings, S de RL de CV	Mexico
Sunterra Ownership LLC	DE
Sunterra SPE 2004-1 LLC	DE
Sunterra SPM, Inc.	DE
TFRI 2013-1 LLC	DE
Tempus Acquisition, LLC	DE
Tempus Holdings, LLC	DE
Torres Vallarta Tennis Club, SA de CV	Mexico
Torres Vallarta Tower Three, SA de CV	Mexico
U.S. Collection Development, LLC	DE

Exhibit 21.1

Entity Name	Jurisdiction of Formation
Vacation Club Partnership Limited	United Kingdom
Vacation OTA, LLC	NV
Vaccaciones Compartidos Mazatlan y Vallarta, SA de CV	Mexico
Vilar do Golf Empreendimentos Turisticos Lda	Portugal
WBW CHP, LLC	HI
Walsham Lake, LLC	MO
West Maui Resort Partners, L.P.	DE
Woodbridge Holdings Corporation	FL
World Discovery Kids Club, LLC	DE